                                                                    Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report

                                       -----------------
Distribution Date:                       June 15, 2001                            Closing Date   October 19, 2000
                                       -----------------
Collection Period Begin Date:           May 1, 2001                Previous Distribution Date:  May 15, 2001
Collection Period End Date:            May 31, 2001          Previous Collection Period End Date:  April 30, 2001

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A. Initial Bond Characteristics             Cutoff                      Accrual
                                            Balance         Coupon     Calendar   Legal Final Maturity    CUSIP
---------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $230,000,000     6.745%    Actual/360           11/15/2001     03216TAA8
ii.                    Class A-2 Notes       240,000,000     6.700%       30/360            02/17/2003     03216TAB6
iii.                   Class A-3 Notes       315,000,000     6.670%       30/360            07/15/2004     03216TAC4
iv.                    Class A-4 Notes       103,640,000     6.760%       30/360            02/15/2005     03216TAD2
v.                       Class B Notes        28,510,000     7.080%       30/360            07/15/2005     03216TAE0
vi.                      Class C Notes        14,260,000     7.440%       30/360            02/15/2007     03216TAF7
---------------------------------------------------------------------------------------------------------------------

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B. Bond Balances                                   Balance as of          % of Original Balance     Unpaid Interest  Unpaid Interest
                                              05/15/01       06/15/01     05/15/01       06/15/01         05/15/01         06/15/01
------------------------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $  1,869,879  $          0     0.81%        0.00%                  -               -
ii.                    Class A-2 Notes       240,000,000   220,129,221   100.00%       91.72%                  -               -
iii.                   Class A-3 Notes       315,000,000   315,000,000   100.00%      100.00%                  -               -
iv.                    Class A-4 Notes       103,640,000   103,640,000   100.00%      100.00%                  -               -
v.                       Class B Notes        28,510,000    28,510,000   100.00%      100.00%                  -               -
vi.                      Class C Notes        14,260,000    14,260,000   100.00%      100.00%                  -               -
------------------------------------------------------------------------------------------------------------------------------------

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C. Reserve Account
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i.     Initial Reserve Deposit                           $7,128,117.29
ii.    Beginning of Period Reserve Balance                7,128,117.29
iii.   Specified Reserve Account Percent                          0.75% of Initial Pool Balance
iv.    Specified Reserve Account Floor                    7,128,117.29
v.     Specified Reserve Account Balance                  7,128,117.29
vi.    Reserve Account Release                                       -
vii.   Reserve Account Draws                                         -
viii.  Reserve Account Deposits                                      -
ix.    End of Period Reserve Balance                      7,128,117.29
x.     Specified Credit Enhancement Percent                       3.25%
xi.    Specified Credit Enhancement Floor                 7,128,117.29
---------------------------------------------------------------------------------------------------------------------

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D. Servicing
---------------------------------------------------------
I.     Servicing Fee Percentage                     1.00%
ii.    Beginning of Period Servicing Shortfall         -
iii.   End of Period Servicing Shortfall               -
---------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                              June 15, 2001                               Closing Date:  October 19, 2000
Collection Period Begin Date:                     May 1, 2001                 Previous Distribution Date:      May 15, 2001
Collection Period End Date:                      May 31, 2001        Previous Collection Period End Date:    April 30, 2001

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E. Portfolio Characteristics                     Initial Balance        Balance as of            Percent of Original as of
                                                    09/30/00      04/30/01          05/31/01    04/30/01          05/31/01
---------------------------------------------------------------------------------------------------------------------------
i.    Principal Balance                          $ 950,415,639     $730,232,202  $697,065,741     76.83%             73.34%
ii.   Number of Contracts                               73,293           63,884        62,049     87.16%             84.66%
iii.  Weighted Average Coupon (WAC)                       9.44%            9.45%         9.46%
iv.   Weighted Average Original Term                     61.40            61.76         61.81
v.    Weighted Average Remaining Term                    49.40            44.06         43.30
vi.   Weighted Average Seasoning                         12.00            17.70         18.51

----------------------------------------------------------------------------------------------------------------------------

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F. Portfolio Performance                   # of Contracts    % of Number of Contracts    Principal Balance   % of Principal Balance
                                         04/30/01  05/31/01   04/30/01     05/31/01     04/30/01    05/31/01    04/30/01  05/31/01
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i.    30-59 Days Delinquent                  615      675       0.96%        1.09%      $6,857,934  $7,284,811    0.94%      1.05%
ii.   60-89 Days Delinquent                  140      121       0.22%        0.20%       1,597,494   1,464,117    0.22%      0.21%
iii.  90-119 Days Delinquent                  36       51       0.06%        0.08%         451,996     579,051    0.06%      0.08%
iv.   120+ Days Delinquent                     -        -       0.00%        0.00%               -           -    0.00%      0.00%
v.    Repo In Inventory (Charged-off)         16       17       0.03%        0.03%         260,025     294,739    0.04%      0.04%
vi.   Repo In Inventory (Not Charged-Off)     30       40       0.05%        0.06%         455,267     596,515    0.06%      0.09%
vii.  Gross Charge-Offs in Period             58       55       0.09%        0.09%         545,085     515,336    0.07%      0.07%
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----------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                            $            % of Original Balance
                                          04/30/01    05/31/01   04/30/01      05/31/01
----------------------------------------------------------------------------------------------------------
i.    Gross Charge-Offs In Period       $  545,085   $  515,336    0.057%    0.054%
ii.   Cumulative Gross Charge-Offs       2,407,210    2,922,546    0.253%    0.308%
iii.  Net Losses In Period                 391,002      365,587    0.041%    0.038%
iv.   Cumulative Net Losses              1,918,079    2,283,666    0.202%    0.240%
----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
H. Pool Collections
------------------------------------------------------------------------
i.    Borrower Interest Collections                      $ 5,716,641.06
ii.   Borrower Principal Collections                      32,311,553.23
iii.  Net Liquidation Proceeds                               316,508.06
iv.   Recoveries                                             149,749.41
v.    Repurchase Amounts (Interest)                              215.28
vi.   Repurchase Amounts (Principal)                          23,063.73
vii.  Total Interest Collections                           5,716,856.34
viii. Total Principal Collections                         32,800,874.43
------------------------------------------------------------------------

------------------------------------------------------------------------
I. Pool Balance Reconciliation
------------------------------------------------------------------------
i.   Beginning Pool Balance                             $730,232,201.65
ii.  Pool Balance Reductions from Principal Collections   32,651,125.02
iii. Gross Charge-Offs In Period                             515,335.92
iv.  Ending Pool Balance                                 697,065,740.71
------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date                          June 15, 2001                               Closing Date      October 19, 2000
Collection Period Begin Date:                May 1, 2001                 Previous Distribution Date:         May 15, 2001
Collection Period End Date:                 May 31, 2001        Previous Collection Period End Date        April 30, 2001

------------------------------------------------------------------------------
J. Total Available
------------------------------------------------------------------------------
i.   Total Pool Collections                                     $38,517,730.77
ii   Reinvestment Income from Reserve Account                        21,056.81
          Reserve Account Balance               $ 7,128,117.29
          Specified Reserve Account Amount        7,128,117.29
                                                ==============
iii. Reserve Account Release                              0.00            0.00
iv.  Collected Funds                                             38,538,787.58
------------------------------------------------------------------------------

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K. Waterfall
                                                                                                             Reserve
                                                                            Amount Available    Reserve      Account         Amount
                                            Calculation Steps   Amount Due  for Distribution    Balance       Draw            Paid
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        Servicing Fee                         $   608,526.83
        Previous Servicing Fee Shortfall                0.00
                                              ==============
i.    Total Servicing Fee                         608,526.83   $  608,526.83  $38,538,787.58  $7,128,117.29    $0.00   $  608,526.83

ii.   Class A Notes Interest Distribution                       3,685,574.29   37,930,260.74   7,128,117.29     0.00    3,685,574.29

        Class A Notes Balance                 660,509,878.98
        Pool Balance                          697,065,740.71
                                              ==============
iii.  First Priority Principal Distribution             0.00            0.00   34,244,686.45   7,128,117.29     0.00            0.00

iv.   Class B Notes Interest Distribution                         168,209.00   34,244,686.45   7,128,117.29     0.00      168,209.00

        Class A and B Notes Balance           689,019,878.98
        Pool Balance                          697,065,740.71
                                              ==============
v.    Second Priority Principal Distribution            0.00            0.00   34,076,477.45   7,128,117.29     0.00            0.00

vi.   Class C Notes Interest Distribution                          88,412.00   34,076,477.45   7,128,117.29     0.00       88,412.00
vii.  Reserve Fund Deposit                                              0.00   33,988,065.45                                    0.00

        Outstanding Money Market Securities     1,869,878.98
        Total Notes Balance                   703,279,878.98
        Specified Credit Enhancement Amount    22,654,636.57
        Specified Reserve Account Amount        7,128,117.29
                                              --------------
        Specified Overcollateralization
          Amount                               15,526,519.28
        Target Securities Balance             681,539,221.43
                                              ==============
viii. Regular Principal Distribution           21,740,657.55   21,740,657.55   33,988,065.45                           21,740,657.55

ix.   Release to Seller                                        12,247,407.90   12,247,407.90   7,128,117.29            12,247,407.90
-----------------------------------------------------------------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                    June 15, 2001                                     Closing Date     October 19, 2000
Collection Period Begin Date:           May 1, 2001                      Previous Distribution Date:         May 15, 2001
Collection Period End Date:            May 31, 2001             Previous Collection Period End Date        April 30, 2001

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L. Bond Interest Distributions                                                 Accrued
                                          Number of               Previous   Interest on  Total Bond     Total Bond
                                           Days in    Current     Interest     Interest    Interest       Interest      Interest
                                Coupon     Period     Interest   Shortfall    Shortfall       Due           Paid        Shortfall
---------------------------------------------------------------------------------------------------------------------------------
      Total Class A Notes                           $3,685,574.29   $     -     $      -  $3,685,574.29  $3,685,574.29     $    -
      Class A-1 Notes             6.745%       31       10,860.62         -            -      10,860.62      10,860.62
      Class A-2 Notes              6.70%       30    1,340,000.00         -            -   1,340,000.00   1,340,000.00          -
      Class A-3 Notes              6.67%       30    1,750,875.00         -            -   1,750,875.00   1,750,875.00          -
      Class A-4 Notes              6.76%       30      583,838.67         -            -     583,838.67     583,838.67          -
      Class B Notes                7.08%       30      168,209.00         -            -     168,209.00     168,209.00          -
      Class C Notes                7.44%       30       88,412.00         -            -      88,412.00      88,412.00          -
---------------------------------------------------------------------------------------------------------------------------------

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M. Bond Principal Distributions
-------------------------------------------------------------
      First Priority Principal Distribution    $            -
      Second Priority Principal Distribution                -
      Regular Principal Distribution            21,740,657.55
                                               ==============
      Total Principal Distribution              21,740,657.55

      Class A-1 Notes Principal Distribution     1,869,878.98
      Class A-2 Notes Principal Distribution    19,870,778.57
      Class A-3 Notes Principal Distribution                -
      Class A-4 Notes Principal Distribution                -
      Class B Notes Principal Distribution                  -
      Class C Notes Principal Distribution                  -
-------------------------------------------------------------